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                                                                   EXHIBIT 10.34


The following Documents are substantially similar to Exhibit 10.33 herewith.

Purchase and Sale Agreement dated as of December 31, 1995 by and between Nationwide Health Properties, Inc. and New Crossings International Corporation. (Albany Residential)

Purchase and Sale Agreement dated as of December 31, 1995 by and between Nationwide Health Properties, Inc. and New Crossings International Corporation. (The Atrium)

Purchase and Sale Agreement dated as of December 31, 1995 by and between Nationwide Health Properties, Inc. and New Crossings International Corporation. (Canterbury Gardens)

Purchase and Sale Agreement dated as of December 31, 1995 by and between Nationwide Health Properties, Inc. and New Crossings International Corporation. (Columbia Edgewater)

Purchase and Sale Agreement dated as of December 31, 1995 by and between Nationwide Health Properties, Inc. and New Crossings International Corporation. (Courtyard Village)

Purchase and Sale Agreement dated as of December 31, 1995 by and between Nationwide Health Properties, Inc. and New Crossings International Corporation. (Forest Grove)

Purchase and Sale Agreement dated as of December 31, 1995 by and between Nationwide Health Properties, Inc. and New Crossings International Corporation. (Heritage, Mt. Hood)

Purchase and Sale Agreement dated as of December 31, 1995 by and between Nationwide Health Properties, Inc. and New Crossings International Corporation. (Heritage at Rogue Valley)

Purchase and Sale Agreement dated as of December 31, 1995 by and between Nationwide Health Properties, Inc. and New Crossings International Corporation. (McMinnville Residential Estates)

Purchase and Sale Agreement dated as of December 31, 1995 by and between Nationwide Health Properties, Inc. and New Crossings International Corporation. (Ridge Point, Boulder)

Purchase and Sale Agreement dated as of December 31, 1995 by and between Nationwide Health Properties, Inc. and New Crossings International Corporation. (River Place, Boise)

Purchase and Sale Agreement dated as of December 31, 1995 by and between Nationwide Health Properties, Inc. and New Crossings International Corporation. (11 Facilities)

Purchase and Sale Agreement dated as of December 31, 1995 by and between Nationwide Health Properties, Inc. and New Crossings International Corporation. (Real Estate Purchase & Sale Agreement by and between C.J. Case and R.W. Case, II and New Crossings International Corporation dated April 2, 1996.)